Consolidated Statements of Income (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Net sales	$ 391,665	$ 375,691	$ 359,490
Cost of products sold	298,010	285,540	271,653
Gross profit	93,655	90,151	87,837
Selling, general and administrative expenses	51,734	47,968	44,843
Operating income	41,921	42,183	42,994
Other income	3,050	907	409
Other expense	(694)	(643)	(718)
Income before income taxes	44,277	42,447	42,685
Income taxes	14,173	14,244	13,881
Net income	$ 30,104	$ 28,203	$ 28,804
Earnings per share (in Dollars per share)	$ 1.15	$ 1.07	$ 1.10
Average number of shares outstanding (in Shares)	26,249,324	26,242,366	26,234,579